                                                                  EXHIBIT 10.8.1

                                                               EXECUTION VERSION

                               AMENDMENT NO. 1 TO
                              LOAN CERTIFICATE AND
                               SERVICING AGREEMENT

         THIS AMENDMENT NO. 1 TO LOAN CERTIFICATE AND SERVICING AGREEMENT, dated as of April 3, 2003 (this "Amendment"), is entered into by and among

         (1) CAPITALSOURCE ACQUISITION FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the "Seller");

         (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource Finance"), as the originator (together with its successors and assigns in such capacity, the "Originator"), and as the servicer (together with its successors and assigns in such capacity, the "Servicer");

         (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "VFCC"), as the purchaser (together with its successors and assigns in such capacity, the "Purchaser");

         (4) WACHOVIA SECURITIES, INC., a Delaware corporation (together with its successors and assigns, "WSI"), as the agent for the Purchaser (together with its successors and assigns in such capacity, the "Purchaser Agent") and as the agent for the Purchaser Agent (together with its successors and assigns in such capacity, the "Administrative Agent"); and

         (5) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("Wells Fargo"), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the "Backup Servicer"), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian").

         Capitalized terms used but not defined herein are used as defined in the Agreement (defined below).

         WHEREAS, the parties hereto entered into that certain Loan Certificate and Servicing Agreement, dated as of February 28, 2003 (as amended, supplemented, modified or restated from time to time, the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.        AMENDMENTS.

         (a) The definition of "Facility Amount" in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

         Facility Amount: $125,000,000, as such amount may vary from time to time upon the written agreement of the parties hereto; provided, that, such amount may not at any time exceed the aggregate Commitments then in effect; provided, further, that, on or after the Termination Date, the Facility Amount shall mean the Advances Outstanding.

         (b) Section 2.1(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a)     On the terms and conditions hereinafter set forth, on
         the Closing Date, the Seller shall deliver to the Purchaser Agent, at its address set forth on the signature pages of this Agreement, a duly executed variable funding certificate (the "Variable Funding Certificate" or "VFC"), in substantially the form of Exhibit B, dated as of the date of this Agreement, in an aggregate face amount equal to the Facility Amount, and otherwise duly completed. The Variable Funding Certificate shall evidence an undivided ownership interest in the Assets purchased by the Purchaser in an amount equal, at any time, to the percentage equivalent of a fraction (i) the numerator of which is the Advances outstanding under the VFC on such day, and (ii) the denominator of which is the total aggregate Advances Outstanding on such day. Interest shall accrue, and the VFC shall be payable, as described herein. The VFC purchased by VFCC shall be in the name of "Wachovia Securities, Inc., as the Purchaser Agent" and shall be in the face amount equal to $125,000,000."

         (c) Exhibit B to the Agreement is hereby amended and replaced in its entirety by Exhibit B attached to this Amendment.

         SECTION 2.        AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3.        CONDITIONS PRECEDENT.

         This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto.

         SECTION 4.        MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         (h) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                      CAPITALSOURCE ACQUISITION FUNDING
                                 LLC

                                 By: /s/ Steven A. Museles
                                    _____________________________________
                                 Name: Steven A. Museles
                                      ___________________________________
                                 Title: Senior Vice President
                                       __________________________________

                                 CapitalSource Acquisition Funding LLC
                                 4445 Willard Avenue, 12th Floor
                                 Chevy Chase, Maryland 20815
                                 Attention:        Controller
                                 Facsimile No.:    (301) 841-2375
                                 Confirmation No.: (301) 841-2731

THE ORIGINATOR                   CAPITALSOURCE FINANCE LLC
AND THE SERVICER:

                                 By: /s/ Steven A. Museles
                                    _____________________________________
                                 Name: Steven A. Museles
                                      ___________________________________
                                 Title: Senior Vice President
                                       __________________________________

                                 CapitalSource Finance LLC
                                 4445 Willard Avenue, 12th Floor
                                 Chevy Chase, Maryland 20815
                                 Attention:        Controller
                                 Facsimile No.:    (301) 841-2375
                                 Confirmation No.: (301) 841-2731

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                            VARIABLE FUNDING CAPITAL
                                 CORPORATION
Commitment:

$125,000,000                     By: Wachovia Securities, Inc., as
                                     attorney-in-fact
                                 By:   /s/ Douglas R. Wilson, Sr.
                                    _____________________________________
                                 Name: Douglas R. Wilson, Sr.
                                      ___________________________________
                                 Title: Vice President
                                       __________________________________

                                 Variable Funding Capital Corporation
                                 c/o Wachovia Securities, Inc.
                                 One Wachovia Center, Mail Code: NC0610
                                 Charlotte, North Carolina 28288
                                 Attention:        Conduit Administration
                                 Facsimile No.:    (704) 383-6036
                                 Confirmation No.: (704) 383-9343

With respect to notices required pursuant to Section 13.2 of the Agreement, a copy of notices sent to VFCC shall be sent to:

                                 Lord Securities Corp.
                                 2 Wall Street, 19th Floor
                                 New York, New York 10005
                                 Attention:        Vice President
                                 Facsimile No.:    (212) 346-9012
                                 Confirmation No.: (212) 346-9008

THE ADMINISTRATIVE AGENT AND     WACHOVIA SECURITIES, INC.
THE PURCHASER AGENT:

                                 By:  /s/ Paul A. Burkhart
                                    _____________________________________
                                 Name: Paul A. Burkhart
                                      ___________________________________
                                 Title: Vice President
                                       __________________________________

                                 Wachovia Securities, Inc.
                                 One Wachovia Center, Mail Code: NC0610
                                 Charlotte, North Carolina 28288
                                 Attention:        Conduit Administration
                                 Facsimile No.:    (704) 383-6036
                                 Confirmation No.: (704) 383-9343

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:             WELLS FARGO BANK MINNESOTA,
                                 NATIONAL ASSOCIATION, not in its
                                 individual capacity but solely as Backup
                                 Servicer

                                 By: /s/ Jeanine C. Casey
                                    -------------------------------------
                                 Name: Jeanine C. Casey
                                      -----------------------------------
                                 Title: Corporate Trust Officer
                                       ----------------------------------

                                 Wells Fargo Bank Minnesota, National
                                 Association
                                 Sixth Street and Marquette Avenue
                                 MAC N9311-161
                                 Minneapolis, Minnesota 55479
                                 Attention:        Corporate Trust Services
                                                   Asset-Backed Administration
                                 Facsimile No.:    (612) 667-3539
                                 Confirmation No.: (612) 667-8058

THE COLLATERAL CUSTODIAN:        WELLS FARGO BANK MINNESOTA,
                                 NATIONAL ASSOCIATION, not in its
                                 individual capacity but solely as
                                 Collateral Custodian

                                 By: /s/ Jeanine C. Casey
                                    -------------------------------------
                                 Name: Jeanine C. Casey
                                      -----------------------------------
                                 Title: Corporate Trust Officer
                                       ----------------------------------

                                 Wells Fargo Bank Minnesota, National
                                 Association
                                 Sixth Street and Marquette Avenue
                                 MAC N9311-161
                                 Minneapolis, Minnesota 55479
                                 Attention:        Corporate Trust Services
                                                   Asset-Backed Administration
                                 Facsimile No.:    (612) 667-3539
                                 Confirmation No.: (612) 667-8058

EXHIBIT B
To Amendment No. 1 to
Loan Certificate and
Servicing Agreement

                      FORM OF VARIABLE FUNDING CERTIFICATE

$125,000,000                                                       April 3, 2003

         THIS VARIABLE FUNDING CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS VARIABLE FUNDING CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

         THIS VARIABLE FUNDING CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN CERTIFICATE AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR VALUE RECEIVED, CAPITALSOURCE ACQUISITION FUNDING LLC, a Delaware limited liability company (the "Seller"), promises to pay to Wachovia Securities, Inc. ("WSI"), as the purchaser agent (the "Purchaser Agent"), or its or Variable Funding Capital Corporation's ("VFCC") assigns, the principal sum of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000), or, if less, the unpaid principal amount of the aggregate advances ("Advances") made by VFCC to the Seller pursuant to the Loan Certificate and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Loan Certificate and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Advance as provided in the Loan Certificate and Servicing Agreement, on each Payment Date and each other date specified in the Loan Certificate and Servicing Agreement.

         This Variable Funding Certificate (the "Certificate") is issued pursuant to the Loan Certificate and Servicing Agreement, dated as of February 28, 2003, by and among the Seller, as the seller, CapitalSource Finance LLC, as the originator and as the servicer, VFCC, as the purchaser, WSI, as the administrative agent, the purchaser agent, and Wells Fargo Bank Minnesota, National Association, as the backup servicer and as the collateral custodian. Capitalized terms used but not defined in this Certificate are used with the meanings ascribed to them in the Loan Certificate and Servicing Agreement, as amended by Amendment No. 1 to Loan Certificate and Servicing Agreement, dated as of the date hereof (collectively, the "Loan Certificate and Servicing Agreement").

         Notwithstanding any other provisions contained in this Certificate, if at any time the rate of interest payable by the Seller under this Certificate, when combined with any and all other charges provided for in this Certificate, in the Loan Certificate and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Certificate), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Certificate shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Certificate is less than the Maximum Lawful Rate, the Seller shall continue to pay interest under this Certificate at the Maximum Lawful Rate until such time as the total interest paid by the Seller is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Certificate. In no event shall the total interest received by VFCC under this Certificate exceed the amount which VFCC could lawfully have received had the interest due under this Certificate been calculated since the date of this Certificate at the Maximum Lawful Rate.

         Payments of the principal of, and interest on, Advances represented by this Certificate shall be made by or on behalf of the Seller to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan Certificate and Servicing Agreement, or in such manner or at such other address as the holder of this Certificate shall have specified in writing to the Seller for such purpose, without the presentation or surrender of this Certificate or the making of any notation on this Certificate.

         If any payment under this Certificate falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

         If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 2%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

         Portions or all of the principal amount of the Certificate shall become due and payable at the time or times set forth in the Loan Certificate and Servicing Agreement. Any portion or all of the principal amount of this Certificate may be prepaid, together with interest thereon (and, as set forth in the Loan Certificate and Servicing Agreement, certain costs and expenses of
VFCC) at the time and in the manner set forth in, but subject to the provisions of, the Loan Certificate and Servicing Agreement.

         Except as provided in the Loan Certificate and Servicing Agreement, the Seller expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Certificate.

         All amounts evidenced by this Certificate, VFCC's Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Purchaser Agent, on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Purchaser Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Seller under this Certificate as provided in the Loan Certificate and Servicing Agreement.

         The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by VFCC and represented by this Certificate and the indebtedness evidenced by this Certificate.

         This Certificate is secured by the security interests granted pursuant to Section 9.1 of the Loan Certificate and Servicing Agreement. The holder of this Certificate is entitled to the benefits of the Loan Certificate and Servicing Agreement and may enforce the agreements of the Seller contained in the Loan Certificate and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan Certificate and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Certificate and Servicing Agreement. If a Termination Event shall occur, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become, due and payable in the manner and with the effect provided in the Loan Certificate and Servicing Agreement.

         The Seller, the Originator, the Servicer, the Purchaser, the Collateral Custodian and the Backup Servicer each intend, for federal, state and local income and franchise tax purposes only, that the Certificate be evidence of indebtedness of the Seller secured by the Assets. VFCC, as a Purchaser under the Loan Certificate and Servicing Agreement, by the acceptance hereof, agrees to treat the Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

         This Certificate is the "Variable Funding Certificate" referred to in
Section 2.1 of the Loan Certificate and Servicing Agreement and represents a fractional undivided ownership interest in the Assets to the extent provided in the Loan Certificate and Servicing Agreement. This Certificate shall be construed in accordance with and governed by the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as on the date first written above.

                                              CAPITALSOURCE ACQUISITION FUNDING
                                              LLC

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

Schedule attached to Variable Funding Certificate dated April 3, 2003 of CapitalSource Acquisition Funding LLC, payable to the order of Wachovia Securities, Inc., as agent for Variable Funding Capital Corporation

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                                      B-5